Exhibit 99.1

PGi Reports Fourth Quarter and Fiscal 2010 Results: Q4 Revenues $108.8M, Non-GAAP Diluted EPS from Continuing Operations $0.10*

Company Provides 2011 Financial Outlook

ATLANTA--(BUSINESS WIRE)--February 24, 2011--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings, today announced results for the fourth quarter and fiscal year ended December 31, 2010.

In the fourth quarter of 2010, net revenues totaled $108.8 million, diluted EPS from continuing operations was ($0.01) and non-GAAP diluted EPS from continuing operations was $0.10.* In the fourth quarter of 2009, net revenues totaled $108.0 million, diluted EPS from continuing operations was $0.07, and non-GAAP diluted EPS from continuing operations was $0.15.* Results for 2009 are reclassified to reflect the PGiSend business, which was sold in October 2010, as discontinued operations. (See our current report on Form 8-K, filed this afternoon, for pro forma results from continuing operations, excluding the PGiSend business.)

“We exited 2010 as a singularly focused virtual meetings company, with a return to revenue growth,” said Boland T. Jones, PGi founder, chairman and CEO. “We are pleased with the early response to our new iMeet® and GlobalMeet® solutions. With good momentum in customer orders and solid pipelines developing for both products, along with improving trends in our base business, we remain optimistic about the year ahead.”

2010 Results

In 2010, net revenues totaled $441.8 million, diluted EPS from continuing operations totaled $0.15 and non-GAAP diluted EPS from continuing operations was $0.51.* In 2009, net revenues totaled $454.0 million, diluted EPS from continuing operations totaled $0.43 and non-GAAP diluted EPS from continuing operations was $0.78.*

2011 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. The company assumes no duty to update any forward-looking statements made in this press release.

Based on current trends and foreign currency exchange rates, the company anticipates net revenues from continuing operations in 2011 will be in the range of $450-$460 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.56-$0.60*, including marketing and advertising costs associated with the launch of its new virtual meetings solutions.

PGi will host a conference call this afternoon at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 406-6465 (U.S. and Canada) or (913) 312-0727 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │PGi

PGi is a global leader in virtual meetings. For nearly 20 years, we have innovated technologies that help companies and individuals meet and collaborate in more enjoyable and productive ways. Every month, we bring together over 15 million people in nearly 4 million virtual meetings. Headquartered in Atlanta, PGi has a presence in 24 countries worldwide. For more information, visit us at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; general domestic and international economic, business or political conditions; risks associated with challenging global economic conditions or a prolonged recession, including customer consolidations, restructuring, bankruptcies or payment defaults; market acceptance of our new services and enhancements, including iMeet® and GlobalMeet®; our ability to complete acquisitions and successfully integrate acquired operations; concerns regarding the security of sending information over the Internet and public networks; our ability to upgrade our equipment or increase our network capacity; service interruptions; our dependence on telecommunications supply agreements; our financial leverage; our dependence on our subsidiaries for cash flow; future write-downs of goodwill or other intangible assets; assessments of income, sales and other taxes for which we have not accrued; our ability to attract and retain key personnel; our ability to protect our proprietary technology and intellectual property rights; our ability to successfully manage the post-sale aspects of the divestiture of our PGiSend business, including any financial effect from the loss of PGiSend revenue or earnings; possible adverse results of pending or future litigation or infringement claims; federal, state or international legislative or regulatory changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations and fluctuations in currency exchange rates; changes in and the successful execution of restructuring and cost reduction initiatives and the market reaction thereto; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2009, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)

Net revenues	$108,824	$107,989	$441,753	$453,962
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	44,434	42,958	178,699	178,917
Selling and marketing	31,773	29,646	122,034	118,386
General and administrative (exclusive of expenses shown separately below)	14,621	14,871	58,576	56,286
Research and development	3,541	2,796	14,136	11,307
Excise and sales tax expense	-	-	439	-
Depreciation	7,064	5,998	25,980	22,159
Amortization	1,616	2,357	7,386	10,517
Restructuring costs	5,350	2,280	12,257	9,427
Asset impairments	114	42	290	684
Net legal settlements and related expenses	244	182	659	297
Acquisition-related costs	-	-	316	612
Total operating expenses	108,757	101,130	420,772	408,592

Operating income	67	6,859	20,981	45,370

Other (expense) income:
Interest expense	(1,649)	(1,935)	(10,785)	(11,308)
Unrealized gain on change in fair value of interest rate swaps	-	494	1,228	3,366
Interest income	48	153	157	419
Other, net	(369)	114	(1,075)	311
Total other expense	(1,970)	(1,174)	(10,475)	(7,212)

Income (loss) from continuing operations before income taxes	(1,903)	5,685	10,506	38,158
Income tax (benefit) expense	(1,078)	1,848	1,540	12,400
Net income (loss) from continuing operations	(825)	3,837	8,966	25,758

Income (loss) on discontinued operations, net of taxes	(10,126)	4,379	(4,135)	(12,149)

Net income (loss)	$(10,951)	$8,216	$4,831	$13,609

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	56,910	58,576	58,009	58,823

Basic net income (loss) per share
Continuing operations	$(0.01)	$0.07	$0.15	$0.44
Discontinued operations	(0.18)	0.07	(0.07)	(0.21)
Net income (loss) per share	$(0.19)	$0.14	$0.08	$0.23

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	56,910	58,880	58,355	59,310

Diluted net income (loss) per share
Continuing operations	$(0.01)	$0.07	$0.15	$0.43
Discontinued operations	(0.18)	0.07	(0.07)	(0.20)
Net income (loss) per share	$(0.19)	$0.14	$0.08	$0.23

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2010	2009
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$15,101	$41,402
Accounts receivable (less allowances of $930 and $1,702, respectively)	64,243	89,906
Prepaid expenses and other current assets	19,941	10,735
Income taxes receivable	2,870	3,313
Deferred income taxes, net	5,337	7,261
Assets of a disposal group held for sale	4,319	-
Total current assets	111,811	152,617

PROPERTY AND EQUIPMENT, NET	107,238	137,235

OTHER ASSETS
Goodwill	296,681	354,609
Intangibles, net of amortization	16,967	24,840
Deferred income taxes, net	1,442	2,703
Restricted cash	-	103
Other assets	7,518	9,432
TOTAL ASSETS	$541,657	$681,539

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$42,282	$51,502
Income taxes payable	768	7,820
Accrued taxes, other than income taxes	4,671	6,947
Accrued expenses	27,585	28,543
Current maturities of long-term debt and capital lease obligations	3,577	3,596
Accrued restructuring costs	7,273	7,765
Liabilities of a disposal group held for sale	3,143	-
Total current liabilities	89,299	106,173

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	180,167	262,927
Accrued restructuring costs	2,321	5,392
Accrued expenses	18,032	17,133
Deferred income taxes, net	9,823	8,872
Total long-term liabilities	210,343	294,324

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 52,253,125 and 59,392,311 shares issued and outstanding, respectively	523	594
Additional paid-in capital	491,833	544,896
Notes receivable, shareholder	-	(1,814)
Accumulated other comprehensive gain	13,679	6,217
Accumulated deficit	(264,020)	(268,851)
Total shareholders' equity	242,015	281,042
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$541,657	$681,539

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended
	December 31,
	2010	2009
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,831	$13,609
Loss from discontinued operations, net of taxes	4,135	12,149
Net income from continuing operations	8,966	25,758
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	25,980	22,159
Amortization	7,386	10,517
Amortization of debt issuance costs	917	614
Write-off of unamortized debt issuance costs	161	-
Net legal settlements and related expenses	659	297
Payments for legal settlements and related expenses	(417)	(132)
Deferred income taxes, net of effect of acquisitions	(3,448)	1,180
Restructuring costs	12,257	9,427
Payments for restructuring costs	(9,537)	(4,326)
Asset impairments	290	684
Equity-based compensation	8,597	10,495
Excess tax benefits from share-based payment arrangements	-	(1,716)
Unrealized gain on change in fair value of interest rate swaps	(1,228)	(3,366)
Provision for doubtful accounts	855	209
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Accounts receivable, net	1,493	4,493
Other assets and liabilities	(5,752)	8,389
Accounts payable and accrued expenses	738	(8,555)
Net cash provided by operating activities from continuing operations	47,917	76,127
Net cash provided in operating activities from discontinued operations	17,901	13,275
Net cash provided by operating activities	65,818	89,402

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(32,868)	(26,856)
Other investing activities	10	101
Business dispositions	51,281	1,000
Business acquisitions, net of cash acquired	(591)	(8,421)
Net cash provided by (used in) investing activities from continuing operations	17,832	(34,176)
Net cash used in investing activities from discontinued operations	(6,009)	(14,577)
Net cash provided by (used in) investing activities	11,823	(48,753)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(200,586)	(201,657)
Proceeds from borrowing arrangements	158,756	186,019
Payment of debt issuance costs	(1,165)	(147)
Repayment of shareholder notes	1,904	93
Excess tax benefits from share-based payment arrangements	-	1,716
Purchase of treasury stock, at cost	(61,603)	(14,491)
Exercise of stock options	-	563
Net cash used in financing activities from continuing operations	(102,694)	(27,904)
Net cash used in financing activities from discontinued operations	(90)	(108)
Net cash used financing activities	(102,784)	(28,012)

Effect of exchange rate changes on cash and equivalents	(1,158)	1,230

NET INCREASE IN CASH AND EQUIVALENTS	(26,301)	13,867
CASH AND EQUIVALENTS, beginning of period	41,402	27,535
CASH AND EQUIVALENTS, end of period	$15,101	$41,402

	PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
	RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
	(in thousands, except per share data)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2010	2009	2010	2009
		(Unaudited)		(Unaudited)
	Non-GAAP Operating Income (1)
	Operating income, as reported	$67	$6,859	$20,981	$45,370
	Restructuring costs	5,350	2,280	12,257	9,427
	Excise and sales tax expense	-	-	439	-
	Asset impairments	114	42	290	684
	Net legal settlements and related expenses	244	182	659	297
	Equity-based compensation	1,619	2,372	8,597	10,495
	Acquisition-related costs	-	-	316	612
	Amortization	1,616	2,357	7,386	10,517
	Non-GAAP operating income	$9,010	$14,092	$50,925	$77,402

	Non-GAAP Net Income from Continuing Operations (1)
	Net income (loss) from continuing operations, as reported	$(825)	$3,837	$8,966	$25,758
	Elimination of non-recurring tax adjustments	86	74	(1,192)	495
	Unrealized gain on change in fair value of interest rate swaps	-	(340)	(909)	(2,316)
	Restructuring costs	3,959	1,569	9,070	6,487
	Excise and sales tax expense	-	-	325	-
	Excise and sales tax and uncertain tax position interest	(145)	-	336	-
	Asset impairments	84	29	215	471
	Net legal settlements and related expenses	181	125	488	204
	Equity-based compensation	1,198	1,632	6,362	7,221
	Acquisition-related costs	-	-	234	421
	Amortization	1,196	1,622	5,466	7,236
	Foreign exchange losses	21	-	241	-
	Debt refinance costs	-	-	290	-
	Non-GAAP net income from continuing operations	$5,755	$8,548	$29,892	$45,977

	Non-GAAP Diluted EPS from Continuing Operations (1) (2)
	Diluted net income (loss) per share from continuing operations, as reported	$(0.01)	$0.07	$0.15	$0.43
	Elimination of non-recurring tax adjustments	-	-	(0.02)	0.01
	Unrealized gain on change in fair value of interest rate swaps	-	(0.01)	(0.02)	(0.04)
	Restructuring costs	0.07	0.03	0.16	0.11
	Excise and sales tax expense	-	-	0.01	-
	Excise and sales tax and uncertain tax position interest	-	-	0.01	-
	Asset impairments	-	-	-	0.01
	Net legal settlements and related expenses	-	-	0.01	-
	Equity-based compensation	0.02	0.03	0.11	0.12
	Acquisition-related costs	-	-	-	0.01
	Amortization	0.02	0.03	0.09	0.12
	Foreign exchange losses	-	-	-	-
	Debt refinance costs	-	-	-	-
	Non-GAAP diluted EPS from continuing operations	$0.10	$0.15	$0.51	$0.78

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax and uncertain tax position expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, foreign exchange losses and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)

For the three months ended December 31, 2010, diluted net loss per share from continuing operations, as reported, is calculated using basic weighted- average shares outstanding of 56,910. The effect of share-based awards is excluded from the shares used in this calculation because such effect is anti-dilutive. However, non-GAAP diluted EPS from continuing operations is calculated using diluted weighted-average shares outstanding of 57,222. The effect of share-based awards is included in the shares used in the calculation of non-GAAP diluted EPS from continuing operations because such effect is dilutive.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

		Q4 - 10 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q4 - 10 (Actual)
		(Unaudited, in thousands, except per share data)

	Net Revenues	$108,715	$109	$108,824
	North America Net Revenue	$73,543	$179	$73,722
	Europe Net Revenue	$23,077	$(918)	$22,159
	Asia Pacific Net Revenue	$12,095	$848	$12,943
	Non-GAAP Operating Income	$8,881	$129	$9,010
	Non-GAAP Net Income from Continuing Operations	$5,970	$(215)	$5,755
	Non-GAAP Diluted EPS from Continuing Operations	$0.10	$-	$0.10

(3)

Management also presents these non-GAAP financial measures, as well as net revenues and segment net revenue on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 09) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Q4 - 10 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q4 - 10 (Actual)
		(Unaudited, in thousands)

	Net Revenues	$107,421	$1,403	$108,824

(4)

Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 10) average exchange rates.

Organic Growth (5)

		December 31, 2009	Impact of fluctuations in foreign currency exchange rates	Impact of acquisitions	Organic net revenue growth	December 31, 2010	Organic net revenue growth rate
		(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$107,989	$109	$-	$726	$108,824	0.7%

	Net Revenues, Twelve Months Ended	$453,962	$4,062	$346	$(16,617)	$441,753	-3.7%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategy & Communications